UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-4367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	April 30, 2008

Date of reporting period:	April 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Annual Report

April 30, 2008

Columbia Core Bond Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Table of Contents

Economic Update	1

Fund Profile	2

Performance Information	3

Understanding Your Expenses	4

Portfolio Managers' Report	5

Financial Statements

Investment Portfolio	7

Statement of Assets and Liabilities	16

Statement of Operations	18

Statement of Changes in Net Assets	19

Financial Highlights	21

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	35

Fund Governance	36

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. Inside, the portfolio managers discuss the fund's investment strategies, performance, and how that performance compared to the broader market. It's been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management's investment professionals have responded to these issues, I encourage you to read the Economic Update and Portfolio Managers' Report. I believe this discussion reflects Columbia Management's investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia Funds. Columbia Management's commitment is to honor that decision by providing investment solutions designed to exceed your expectations. As we review the past year and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the fund's investment manager include:

■  Broad and deep investment expertise, including dedicated portfolio management, research and trading

■  Strategically positioned investment disciplines and processes

■  Comprehensive compliance and risk management

■  A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■  A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach—Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people—including portfolio managers, research analysts and traders—to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus—At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients' interests first and we understand the premium our clients place on reliability—whether it's related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you've chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – Columbia Core Bond Fund

The U.S. economy experienced generally solid growth during the first half of the 12-month period that began May 1, 2007 and ended April 30, 2008. Gross domestic product, a common measure of growth, grew at an annualized average rate of more than 3.0% for the second and third quarters of 2007. However, growth fell sharply in the last quarter of 2007 and the first quarter of 2008 as an already fragile housing sector struggled to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy prices pinched household budgets and higher industrial metals prices drove up manufacturing costs. In August 2007, consumer confidence retreated from a six-year high and continued to fall through the end of the period. Volatility in the financial markets, rising prices at the pump and outsized home heating bills all figured into sharply reduced expectations among consumers.

Consumer spending growth slowed during the period but remained more resilient than most economists expected. However, job growth ground to a halt and job losses have been reported every month so far in 2008, raising the unemployment rate to 5.0%. Manufacturing activity also slowed, losing considerable momentum in the final months of the period.

In August 2007, the Federal Reserve Board (the Fed) stepped in to quiet the credit markets with a cut to its primary discount rate—the rate at which the Fed loans money to member banks. The Fed also cut another key short-term rate—the federal funds rate—to further loosen the reins on credit and inspire confidence in the capital markets, both at home and abroad. As economic growth slowed and liquidity in the capital markets tightened, the Fed continued to chip away at the federal funds rate, which ended the period at 2.0%.

Bonds delivered solid gains

The U.S. bond market seesawed during the 12-month period but delivered a solid gain as investors sought the relative safety of the highest quality sectors. After a weak start, bond prices generally rose and yields declined as economic growth slowed in 2007 and stock market volatility increased. At the end of the period, the benchmark 10-year U.S. Treasury yield stood at 3.76%, well below where it started, but moving slightly higher in April. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 6.87%. High-yield bonds did not perform well in 2007 but regained some ground in the first four months of 2008. The Merrill Lynch U.S. High Yield, Cash Pay Index returned negative 0.76%. Municipal bonds generated solid returns during most of the period, but gave back performance early in 2008 as industry-specific events threatened investor confidence. Yields on municipal bonds rose above yields on comparable maturity Treasuries—and prices fell. In this environment, the Lehman Brothers Municipal Bond Index returned 2.79% for the one-year period.1

Stocks retreat as economic storm clouds gather

Against a shifting economic backdrop, the U.S. stock market lost 4.68% for the 12-month period, as measured by the S&P 500 Index. Large-cap stocks held up better than small- and mid-cap stocks, as measured by their respective Russell indices.2 Growth stocks also held up better than value stocks by a significant margin. As the dollar fell to a record low against the euro and multi-year lows versus a number of other currencies, investors reaped somewhat better results from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 1.78% (in U.S. dollars) for the period, as a weak second half wiped out solid gains that had been posted in first half of the 12-month period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI Emerging Markets Index returned 25.71% (in U.S. dollars) as demand for exports as well as domestic infrastructure expansion continued.3

Past performance is no guarantee of future results.

1The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment grade, tax exempt bonds with a maturity of at least one year.

2The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

3The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Summary

For the 12-month period that ended April 30, 2008

■   Despite volatility in many segments of the bond market, the Lehman Brothers U.S. Aggregate Bond Index delivered a solid return. High-yield bonds lost ground, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index.

Lehman Index	Merrill Lynch Index

■   The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 4.68%. Developed stock markets outside the United States returned negative 1.78%, as measured (in U.S. dollars) by the MSCI EAFE Index and buoyed by a declining dollar.

S&P Index	MSCI Index

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Fund Profile – Columbia Core Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 04/30/08

+3.47%

Class A shares (without sales charge)

+6.87%

Lehman Brothers U.S. Aggregate Bond Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

Summary

■  For the 12-month period that ended April 30, 2008, the fund's Class A shares returned 3.47% without sales charge.

■  The fund lagged its benchmark because it had less exposure to Treasury securities and more exposure to residential and commercial mortgage-backed securities.

■  An underweight in corporate securities aided performance and an emphasis on quality helped the fund outperform the average return of its peers.

Portfolio Management

Alexander D. Powers has co-managed the fund since December 2007, and has been associated with the advisor or its predecessors or affiliate organizations since 2007.

Jonathan P. Carlson has co-managed the fund since December 2007, and has been associated with the advisor or its predecessors or affiliate organizations since 2007.

Michael Zazzarino has co-managed the fund since December 2007, and has been associated with the advisor or its predecessors or affiliate organizations since 2007.

Carl W. Pappo has co-managed the fund since March 2008, and has been associated with the advisor or its predecessors or affiliate organizations since 1993.

Performance Information – Columbia Core Bond Fund

Growth of a $10,000 investment 05/01/98 – 04/30/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Core Bond Fund during the stated time period, and does not reflect the deduction of taxes a shareholder may pay on fund distributions or on the redemption of fund shares. The Lehman Brothers U.S. Aggregate Bond Index is a market value weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar denominated non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 05/01/98 – 04/30/08 ($)

Sales charge	without	with
Class A	16,281	15,502
Class B	15,185	15,185
Class C	15,306	15,306
Class T	16,366	15,583
Class Z	16,658	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.94
Class B	1.69
Class C	1.69
Class T	0.84
Class Z	0.69

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.70
Class B	1.45
Class C	1.45
Class T	0.45
Class Z	0.45

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 08/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 04/30/08 (%)

Share class	A		B		C		T		Z
Inception	11/01/98		11/01/98		11/25/02		12/14/90		12/14/90
Sales charge	without	with	without	with	without	with	without	with	without
1-year	3.47	–1.47	2.70	–2.24	2.84	1.86	3.57	–1.37	3.72
5-year	3.00	2.01	2.23	1.90	2.40	2.40	3.11	2.12	3.27
10-year	4.99	4.48	4.27	4.27	4.35	4.35	5.05	4.54	5.24

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	4.27	–0.71	3.49	–1.48	3.64	2.64	4.37	–0.61	4.52
5-year	3.30	2.30	2.53	2.19	2.69	2.69	3.40	2.40	3.57
10-year	5.06	4.55	4.34	4.34	4.42	4.42	5.12	4.60	5.30

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A and T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year for Class B and eliminated thereafter and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemptions of fund shares.

The returns for Class A shares and Class B shares include the returns of Prime A shares (for Class A shares) and Prime B shares (for Class B shares) of the former Galaxy Quality Plus Bond Fund (the "Galaxy Fund") for periods prior to November 25, 2002, the date on which Class A shares and Class B shares were initially offered by the fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively) for periods prior to the inception of Prime A shares and Prime B shares (November 1, 1998). Class A shares and Class B shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although returns would be lower to the extent that expenses for Class A shares and Class B shares exceed expenses paid by Retail A shares. The returns shown for Class C shares include the returns of Prime B shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 25, 2002, the date on which Class C shares were initially offered by the fund. The returns shown for Class C shares also include the returns of Retail A shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns to Prime B shares and Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A shares or Prime B shares. The returns shown for Class T shares include the returns of Retail A shares (for Class T shares) of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class T shares was initially offered by the fund. Retail A shares of the Galaxy Fund were initially offered on December 14, 1990. Class T shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class T shares exceed expenses paid by Retail A shares. The returns for Class Z shares include returns of Trust shares of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the fund. Trust shares of the Galaxy Fund were initially offered on December 14, 1990.

Understanding Your Expenses – Columbia Core Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

11/01/07 – 04/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,021.58	1,020.84	4.07	4.07	0.81
Class B	1,000.00	1,000.00	1,017.80	1,017.11	7.83	7.82	1.56
Class C	1,000.00	1,000.00	1,018.40	1,017.85	7.08	7.07	1.41
Class T	1,000.00	1,000.00	1,022.08	1,021.33	3.57	3.57	0.71
Class Z	1,000.00	1,000.00	1,022.82	1,022.08	2.82	2.82	0.56

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Core Bond Fund

For the 12-month period that ended April 30, 2008, Class A shares of Columbia Core Bond Fund returned 3.47% without sales charge. The fund's Class Z shares returned 3.72%. By comparison, the fund's benchmark, the Lehman Brothers U.S. Aggregate Bond Index returned 6.87%.1 The average return of the fund's peer group, the Lipper Corporate Debt Funds A Rated Classification, was 2.79%.2 The fund lagged its benchmark because it had less exposure to Treasury securities and more exposure to residential and commercial mortgage-backed securities. An underweight in corporate securities aided performance and an emphasis on quality helped the fund outperform the average return of its peers.

Emphasis on quality helps fund in difficult environment

As economic growth slowed and market volatility increased during the 12-month period covered by this report, the Federal Reserve Board (the "Fed") cut a key short-term borrowing rate, the federal funds rate, seven times—from 5.25% to 2.00%. Turmoil in the subprime mortgage market, which began in 2007, spread to other sectors of the bond market, driving investors to seek shelter in U.S. Treasury securities. Against this backdrop, the fund's overweight in mortgage-backed securities and underweight in Treasury and corporate bonds accounted for its shortfall against its benchmark.

Although the fund's mortgage holdings were AAA-rated3, and were issued under strict underwriting standards, they performed poorly because of the increased perceived risks of all mortgage-backed securities and the flight to Treasuries. However, we have maintained our exposure to the highest-rated part of the mortgage market, an area that we feel we understand quite well. We continue to believe these securities have relatively good value and that government action could provide valuable liquidity in this area of the market. While the fund's underweight in corporate securities dampened performance against its benchmark, we are comfortable with this position because we believe that a weakening economy has increased the risk for these securities.

Quality, positioning aided fund performance

The fund's focus on quality and a greater exposure to shorter-term securities aided the fund's performance relative to its peer group competitors. The fund had no exposure to high-yield securities, having sold its single high-yield position during the period. The fund's mortgage exposure centered on "defensive" commercial mortgage-backed securities, which are experiencing delinquencies of less than 0.5 percent. In addition, the fund had limited exposure to interest-only mortgage tranches, whose prices are more sensitive to changes in interest rates.

1The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 04/30/08 ($)

Class A	10.44
Class B	10.44
Class C	10.44
Class T	10.44
Class Z	10.44

Distributions declared per share

05/01/07 – 04/30/08 ($)

Class A	0.49
Class B	0.41
Class C	0.42
Class T	0.50
Class Z	0.51

SEC Yields

as of 04/30/08 (%)

Class A	4.41
Class B	3.88
Class C	4.03
Class T	4.50
Class Z	4.88

The 30-day SEC yields reflect the fund's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Portfolio Managers' Report (continued) – Columbia Core Bond Fund

Portfolio Structure

as of 04/30/08 (%)

Mortgage-Backed Securities	31.9
Corporate Fixed-Income Bonds and Notes	16.4
Government and Agency Obligations	14.7
Asset-Backed Securities	14.4
Commercial Mortgage-Backed Securities	7.8
Collateralized Mortgage Obligations	4.8
Other	10.0

Maturity Breakdown*

as of 04/30/08 (%)

0-1 year	6.4
1-2 years	5.8
2-3 years	18.3
3-4 years	4.9
4-5 years	13.6
5-6 years	15.1
6-7 years	5.5
7-8 years	2.3
8-9 years	7.4
9-10 years	8.9
10-20 years	6.3
20-30 years	4.7
30 years and over	0.8

Quality Breakdown

as of 04/30/08 (%)

AAA	22.3
AA	5.8
A	5.3
BBB	9.0
Treasury	12.0
Agency	36.1

The fund is actively managed and the composition of its portfolio will change over time. Portfolio structure, maturity and quality breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

*Maturity breakdown is based on weighted average life and calculated as a percentage of total investments. Swaps are not calculated in maturity years.

The fund's emphasis on short-term securities aided performance as yields dropped (and prices rose) more on short-term securities than on other maturities. The fund's targeted duration was equal to the benchmark and, we believe, it was roughly neutral to the average of the peer group. Duration is a measure of interest rate sensitivity.

Looking ahead

We believe that efforts by Congress to support the mortgage market by providing more liquidity to banks and to government-chartered mortgage corporations such as "Freddie Mac" and "Fannie Mae," could have a positive impact on the mortgage market. As a result, we plan to maintain the fund's emphasis on the mortgage sector. In addition, the fund remains focused on shorter-term securities. Although we don't expect the Fed to raise the federal funds rate any time soon, a modest increase in market-based rates is possible, and prices of shorter-term securities should be less vulnerable to such rate increases.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. Investing in foreign fixed-income markets carries additional risks associated with foreign political and economic developments and changes in currency exchange rates. When interest rates go up, bond prices typically drop, and vice versa.

Investment Portfolio – Columbia Core Bond Fund

April 30, 2008

Mortgage-Backed Securities – 35.9%
	Par ($)	Value ($)
Federal Home Loan Mortgage Corp.
4.943% 04/01/38 (a)	15,484,035	15,545,507
5.000% 08/01/35	2,698,249	2,656,583
5.000% 10/01/35	24,152,084	23,779,132
5.000% 12/01/36	12,390,086	12,190,862
5.000% 03/01/37	3,136,216	3,084,847
5.500% 03/01/33	71,905	72,615
5.500% 01/01/37	140,846,701	141,927,092
6.000% 11/01/28	196,666	202,725
6.000% 11/01/37	32,453,827	33,230,551
6.500% 11/01/37	327,081	339,100
7.000% 12/01/10	29,478	30,610
7.000% 12/01/14	59,338	62,254
7.000% 11/01/25	4,278	4,555
7.000% 03/01/27	4,022	4,281
7.000% 10/01/31	52,605	55,881
7.500% 09/01/25	2,214	2,396
7.500% 10/01/29	100,443	108,598
8.000% 06/01/26	2,507	2,714
8.750% 09/01/09	365	368
9.000% 04/01/17	858	867
9.250% 05/01/09	11,205	11,513
9.250% 08/01/15	3,322	3,353
9.500% 09/01/10	2,145	2,208
9.500% 03/01/11	99	105
9.500% 04/01/11	905	962
9.500% 09/01/16	1,141	1,262
10.000% 02/01/09	217	224
10.000% 05/01/11	3,433	3,641
10.000% 12/01/13	175	177
Federal National Mortgage Association
4.902% 04/01/38 (a)	21,057,017	21,159,010
4.943% 04/01/38 (a)	12,145,987	12,268,517
5.000% 03/01/37	32,923,316	32,379,443
5.000% 05/01/37	8,341,426	8,201,858
5.000% 08/01/37	55,553,560	54,635,849
5.240% 09/01/12	2,383,023	2,429,280
5.500% 02/01/37	17,836,890	17,953,422
5.763% 09/01/37 (a)	9,272,768	9,432,552
6.000% 12/01/31	700,478	721,242
6.000% 03/01/36	13,771,459	14,094,821
6.000% 10/01/36	37,850,619	38,739,374
6.000% 11/01/37	52,871,726	54,101,950
6.120% 10/01/08	1,304,548	1,310,971
7.000% 06/01/32	24,893	26,466
7.199% 08/01/36 (a)	155,204	157,685
7.500% 10/01/15	32,066	33,454
7.500% 01/01/30	12,395	13,380
7.500% 03/01/30	19,452	20,964
7.785% 02/01/19	1,855,498	2,016,327

	Par ($)	Value ($)
8.000% 12/01/09	6	6
8.000% 12/01/29	280,736	305,233
8.000% 02/01/30	25,118	27,243
8.000% 03/01/30	60,825	65,810
8.000% 04/01/30	68,751	74,386
8.000% 05/01/30	5,438	5,884
8.500% 08/01/17	1,381	1,484
10.000% 10/01/20	90,057	101,502
10.000% 12/01/20	171,149	193,773
TBA: 5.500% 05/01/38 (b)	15,395,000	15,476,778
6.000% 05/01/38 (b)	1,155,000	1,180,627
6.500% 05/01/38 (b)	55,464,000	57,387,935
Government National Mortgage Association
5.625% 07/20/21 (a)	52,202	52,777
5.625% 07/20/22 (a)	64,511	65,122
6.375% 04/20/22 (a)	258,416	261,938
6.500% 06/15/28	90,382	94,312
6.500% 01/15/29	37,826	39,546
6.500% 03/15/29	1,923	2,010
6.500% 09/15/32	37,895	39,503
7.000% 05/15/12	37,223	39,076
7.000% 09/15/13	35,597	37,299
7.000% 11/15/22	60,803	65,194
7.000% 10/15/23	52,766	56,622
7.000% 06/15/26	206,111	221,198
7.000% 10/15/27	23,281	24,974
7.000% 05/15/28	82,673	88,616
7.000% 06/15/28	9,345	10,017
7.000% 12/15/28	68,971	73,930
7.000% 08/15/29	26,308	28,189
7.000% 02/15/30	11,361	12,168
7.000% 05/15/32	166,985	178,709
7.500% 04/15/26	128,930	138,882
7.500% 02/15/27	15,290	16,466
7.500% 09/15/29	496,967	534,766
7.500% 03/15/30	84,396	90,771
8.000% 06/15/25	4,476	4,898
8.000% 10/15/25	18,084	19,793
8.000% 01/15/26	12,070	13,216
8.000% 02/15/26	2,959	3,240
8.000% 05/15/26	2,199	2,407
8.000% 06/15/26	12,036	13,179
8.000% 03/15/27	18,959	20,754
9.000% 11/15/08	355	358
9.000% 11/15/17	52,668	57,239
9.500% 09/15/16	7,246	7,969
9.500% 08/15/20	1,922	2,138
9.500% 12/15/20	2,521	2,805
10.000% 05/15/16	3,027	3,389
10.000% 07/15/17	15,746	17,709
10.000% 08/15/17	4,150	4,667

See Accompanying Notes to Financial Statements.

Columbia Core Bond Fund

April 30, 2008

Mortgage-Backed Securities (continued)
	Par ($)	Value ($)
10.000% 08/15/18	282	319
11.500% 06/15/13	19,254	21,639
Total Mortgage-Backed Securities (cost of $570,236,623)		580,210,013
Corporate Fixed-Income Bonds & Notes – 18.4%
Basic Materials – 0.1%
Chemicals – 0.1%
Lubrizol Corp.
6.500% 10/01/34	1,000,000	942,382
Chemicals Total		942,382
Basic Materials Total		942,382
Communications – 1.0%
Media – 0.4%
Comcast Corp.
6.300% 11/15/17 (c)	770,000	800,089
6.950% 08/15/37	1,635,000	1,728,123
Pearson Dollar Finance Two PLC
6.250% 05/06/18 (d)	415,000	421,441
Time Warner Entertainment Co. LP
7.250% 09/01/08	1,785,000	1,798,561
Viacom, Inc.
5.750% 04/30/11	1,635,000	1,653,263
6.875% 04/30/36	250,000	250,429
Media Total		6,651,906
Telecommunication Services – 0.6%
AT&T, Inc.
4.950% 01/15/13	765,000	770,038
5.625% 06/15/16	3,825,000	3,877,923
Nextel Communications, Inc.
6.875% 10/31/13	1,090,000	899,250
Telefonica Emisiones SAU
6.221% 07/03/17	1,325,000	1,382,159
6.421% 06/20/16	2,500,000	2,638,823
Telecommunication Services Total		9,568,193
Communications Total		16,220,099
Consumer Cyclical – 0.9%
Airlines – 0.0%
Continental Airlines, Inc.
7.461% 04/01/15	710,099	653,291
Airlines Total		653,291
Home Builders – 0.1%
D.R. Horton, Inc.
5.625% 09/15/14	365,000	320,287

	Par ($)	Value ($)
Lennar Corp.
6.500% 04/15/16	750,000	611,250
Home Builders Total		931,537
Lodging – 0.1%
Marriott International, Inc.
5.625% 02/15/13	1,710,000	1,680,935
Lodging Total		1,680,935
Retail – 0.7%
CVS Pass-Through Trust
5.298% 01/11/27 (d)	826,671	782,016
6.036% 12/10/28 (d)	3,268,716	3,008,069
Federated Retail Holdings, Inc.
5.350% 03/15/12	455,000	423,987
Home Depot, Inc.
5.875% 12/16/36	2,005,000	1,676,198
Limited Brands, Inc.
7.600% 07/15/37 (e)	1,355,000	1,114,146
Starbucks Corp.
6.250% 08/15/17	2,710,000	2,692,762
Wal-Mart Stores, Inc.
5.250% 09/01/35	1,405,000	1,258,985
Retail Total		10,956,163
Consumer Cyclical Total		14,221,926
Consumer Non-Cyclical – 1.2%
Beverages – 0.2%
SABMiller PLC
6.200% 07/01/11 (d)	2,755,000	2,843,934
Beverages Total		2,843,934
Food – 0.5%
ConAgra Foods, Inc.
7.000% 10/01/28	3,160,000	3,146,128
Kraft Foods, Inc.
6.500% 08/11/17	1,405,000	1,470,479
Kroger Co.
8.000% 09/15/29	2,930,000	3,337,173
Food Total		7,953,780
Household Products/Wares – 0.3%
Clorox Co.
5.950% 10/15/17	900,000	902,539
Fortune Brands, Inc.
5.125% 01/15/11	3,815,000	3,791,087
Household Products/Wares Total		4,693,626
Pharmaceuticals – 0.2%
Wyeth
5.500% 02/15/16	3,680,000	3,723,354
Pharmaceuticals Total		3,723,354
Consumer Non-Cyclical Total		19,214,694

See Accompanying Notes to Financial Statements.

Columbia Core Bond Fund

April 30, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Energy – 3.7%
Oil & Gas – 1.5%
Canadian Natural Resources Ltd.
6.250% 03/15/38	3,950,000	3,855,228
Gazprom International SA
7.201% 02/01/20	201,185	204,706
Hess Corp.
7.300% 08/15/31	2,085,000	2,345,833
Marathon Oil Corp.
6.000% 07/01/12	3,065,000	3,150,725
Nexen, Inc.
5.875% 03/10/35	3,495,000	3,173,425
Qatar Petroleum
5.579% 05/30/11 (d)	2,173,951	2,224,017
Ras Laffan Liquefied Natural Gas Co., Ltd. III
5.832% 09/30/16 (d)	2,130,000	2,038,921
Talisman Energy, Inc.
5.850% 02/01/37 (c)	2,145,000	1,886,246
Valero Energy Corp.
6.625% 06/15/37 (e)	3,195,000	3,112,371
6.875% 04/15/12	2,547,000	2,689,026
Oil & Gas Total		24,680,498
Oil & Gas Services – 0.4%
Weatherford International Ltd.
5.150% 03/15/13	5,205,000	5,224,763
7.000% 03/15/38	1,820,000	1,959,387
Oil & Gas Services Total		7,184,150
Oil, Gas & Consumable Fuels – 0.3%
Petrobras International Finance Co.
5.875% 03/01/18	4,160,000	4,142,437
Oil, Gas & Consumable Fuels Total		4,142,437
Pipelines – 1.5%
Duke Capital LLC
4.370% 03/01/09	1,415,000	1,413,558
Enbridge Energy Partners LP
7.500% 04/15/38 (d)	1,060,000	1,135,643
Energy Transfer Partners LP
6.000% 07/01/13	3,820,000	3,889,696
7.500% 07/01/38	1,605,000	1,718,045
Kinder Morgan Energy Partners LP
6.950% 01/15/38	1,945,000	1,971,763
ONEOK Partners LP
6.850% 10/15/37	835,000	821,360
Plains All American Pipeline LP
6.500% 05/01/18 (d)	5,010,000	5,116,683
6.650% 01/15/37	1,325,000	1,266,196
TEPPCO Partners LP
7.625% 02/15/12	1,311,000	1,370,226

	Par ($)	Value ($)
TransCanada Pipelines Ltd.
6.350% 05/15/67 (a)	5,900,000	5,243,737
Pipelines Total		23,946,907
Energy Total		59,953,992
Financials – 7.9%
Banks – 3.1%
Bank of New York Mellon Corp.
4.500% 04/01/13 (e)	7,305,000	7,281,011
Credit Suisse
6.000% 02/15/18	5,870,000	5,949,251
HSBC Bank USA
3.875% 09/15/09	4,145,000	4,127,740
JPMorgan Chase & Co.
5.375% 10/01/12 (c)	6,870,000	7,064,881
6.000% 01/15/18	5,760,000	5,970,257
Lloyds TSB Group PLC
6.267% 12/31/49 (a)(d)	2,455,000	2,040,630
M&I Marshall & Ilsley Bank
5.300% 09/08/11	2,490,000	2,494,564
PNC Funding Corp.
5.125% 12/14/10	2,345,000	2,346,663
5.625% 02/01/17	1,745,000	1,674,488
Regions Financial Corp.
4.500% 08/08/08	1,885,000	1,889,586
Regions Financing Trust II
6.625% 05/15/47 (a)	1,075,000	752,849
Scotland International Finance
4.250% 05/23/13 (d)	1,700,000	1,538,186
Union Planters Corp.
4.375% 12/01/10	1,665,000	1,619,999
USB Capital IX
6.189% 04/15/42 (a)	4,720,000	3,587,200
Wachovia Capital Trust III
5.800% 03/15/42 (a)	2,915,000	2,317,425
Banks Total		50,654,730
Diversified Financial Services – 3.1%
American Express Centurion Bank
4.375% 07/30/09	1,265,000	1,265,567
Capital One Capital IV
6.745% 02/17/37 (a)	3,155,000	2,549,410
Capital One Financial Corp.
5.700% 09/15/11	4,485,000	4,379,109
6.750% 09/15/17	510,000	507,239
CIT Group Funding Co. of Canada
5.200% 06/01/15	1,670,000	1,388,129
CIT Group, Inc.
5.850% 09/15/16	655,000	541,349

See Accompanying Notes to Financial Statements.

Columbia Core Bond Fund

April 30, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Eaton Vance Corp.
6.500% 10/02/17	1,970,000	2,052,269
Goldman Sachs Group, Inc.
6.250% 09/01/17	895,000	914,518
6.750% 10/01/37	1,240,000	1,215,075
HSBC Finance Corp.
3.350% 11/16/09 (a)(c)	7,540,000	7,337,702
5.875% 02/01/09	945,000	955,411
International Lease Finance Corp.
4.750% 07/01/09	630,000	623,057
4.875% 09/01/10 (c)	2,280,000	2,261,933
Lehman Brothers Holdings, Inc.
5.625% 01/24/13	6,965,000	6,862,879
6.875% 05/02/18	505,000	516,485
Merrill Lynch & Co., Inc.
5.700% 05/02/17	3,850,000	3,627,790
6.050% 08/15/12	645,000	643,117
6.150% 04/25/13	2,685,000	2,679,386
Morgan Stanley
5.750% 10/18/16	4,630,000	4,533,747
SLM Corp.
3.130% 07/25/08 (a)	4,345,000	4,310,110
Diversified Financial Services Total		49,164,282
Insurance – 1.0%
Hartford Life Global Funding Trusts
2.970% 09/15/09 (a)	3,530,000	3,525,902
ING Groep NV
5.775% 12/29/49 (a)	2,845,000	2,444,469
Liberty Mutual Group, Inc.
7.500% 08/15/36 (d)	4,615,000	4,308,499
Metropolitan Life Global Funding I
5.125% 04/10/13 (d)	4,950,000	4,949,688
Principal Life Income Funding Trusts
5.300% 04/24/13	1,400,000	1,417,153
Insurance Total		16,645,711
Real Estate Investment Trusts (REITs) – 0.7%
Camden Property Trust
5.375% 12/15/13	1,744,000	1,602,507
Highwoods Properties, Inc.
5.850% 03/15/17	995,000	863,496
Hospitality Properties Trust
5.625% 03/15/17 (c)	2,140,000	1,803,130
Liberty Property LP
5.500% 12/15/16	2,975,000	2,643,573
Simon Property Group LP
5.450% 03/15/13	3,555,000	3,496,773
Real Estate Investment Trusts (REITs) Total		10,409,479

	Par ($)	Value ($)
Savings & Loans – 0.0%
World Savings Bank
4.500% 06/15/09	630,000	632,281
Savings & Loans Total		632,281
Financials Total		127,506,483
Industrials – 1.1%
Aerospace & Defense – 0.2%
Raytheon Co.
7.200% 08/15/27	2,595,000	2,873,057
Aerospace & Defense Total		2,873,057
Machinery – 0.3%
Caterpillar Financial Services Corp.
4.250% 02/08/13	2,830,000	2,789,381
5.450% 04/15/18	1,205,000	1,222,252
John Deere Capital Corp.
4.950% 12/17/12	1,035,000	1,051,240
Machinery Total		5,062,873
Transportation – 0.6%
BNSF Funding Trust I
6.613% 12/15/55 (a)	800,000	734,502
Burlington Northern Santa Fe Corp.
6.200% 08/15/36	785,000	768,520
7.950% 08/15/30	1,260,000	1,455,238
Union Pacific Corp.
5.700% 08/15/18	1,835,000	1,856,181
6.650% 01/15/11	5,550,000	5,852,714
Transportation Total		10,667,155
Industrials Total		18,603,085
Technology – 0.3%
Software – 0.3%
Oracle Corp.
6.500% 04/15/38	3,250,000	3,359,158
Oracle Corp. and Ozark Holdings, Inc.
5.000% 01/15/11	2,455,000	2,512,896
Software Total		5,872,054
Technology Total		5,872,054
Utilities – 2.2%
Electric – 1.7%
American Electric Power Co., Inc.
5.250% 06/01/15	1,465,000	1,438,592
Carolina Power & Light Co.
5.125% 09/15/13	2,545,000	2,627,221

See Accompanying Notes to Financial Statements.

Columbia Core Bond Fund

April 30, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Commonwealth Edison Co.
4.700% 04/15/15	1,250,000	1,178,341
5.900% 03/15/36	790,000	723,509
5.950% 08/15/16	2,825,000	2,859,468
6.950% 07/15/18	1,575,000	1,596,656
Consolidated Edison Co. of New York, Inc.
6.750% 04/01/38	4,120,000	4,378,913
Duke Energy Corp.
5.300% 10/01/15	2,400,000	2,461,755
Exelon Generation Co. LLC
6.200% 10/01/17	1,000,000	995,640
FPL Energy National Wind LLC
5.608% 03/10/24 (d)	837,800	821,731
Hydro Quebec
8.500% 12/01/29	1,195,000	1,702,514
MidAmerican Energy Holdings Co.
5.875% 10/01/12	2,855,000	2,976,577
Southern California Edison Co.
5.000% 01/15/16	2,500,000	2,494,920
Southern Power Co.
6.375% 11/15/36	850,000	786,609
Electric Total		27,042,446
Gas – 0.5%
Atmos Energy Corp.
4.950% 10/15/14	3,475,000	3,289,143
6.350% 06/15/17	1,760,000	1,758,525
Nakilat, Inc.
6.067% 12/31/33 (d)	1,895,000	1,642,094
Southern California Gas Co.
3.246% 12/01/09 (a)	2,080,000	2,061,771
Gas Total		8,751,533
Utilities Total		35,793,979
Total Corporate Fixed-Income Bonds & Notes (cost of $304,734,775)		298,328,694
Government & Agency Obligations – 16.6%
Foreign Government Obligations – 1.7%
European Investment Bank
2.875% 03/15/13 (c)	2,525,000	2,456,055
Export-Import Bank of Korea
5.500% 10/17/12	700,000	708,502
Kreditanstalt fuer Wiederaufbau
4.375% 03/15/18 (c)	6,195,000	6,236,197
Pemex Project Funding Master Trust
5.750% 03/01/18 (c)(d)	5,765,000	5,937,950
Province of New Brunswick
5.200% 02/21/17	2,090,000	2,230,975

	Par ($)	Value ($)
Province of Nova Scotia
5.125% 01/26/17 (c)	3,055,000	3,227,213
Province of Ontario
2.750% 02/22/11	1,135,000	1,116,213
Province of Quebec
5.125% 11/14/16	3,800,000	4,013,123
Republic of South Africa
6.500% 06/02/14 (c)	2,134,000	2,256,705
Foreign Government Obligations Total		28,182,933
U.S. Government Agencies – 1.5%
Federal Home Loan Mortgage Corp.
5.200% 03/05/19 (c)	5,000,000	5,054,755
5.750% 06/27/16	3,000,000	3,131,748
Federal National Mortgage Association
5.800% 02/09/26	2,000,000	2,076,204
6.125% 08/17/26 (f)	12,475,000	13,138,969
U.S. Government Agencies Total		23,401,676
U.S. Government Obligations – 13.4%
U.S. Treasury Bonds
5.000% 05/15/37 (c)	17,115,000	18,548,381
U.S. Treasury Inflation Index Bonds
1.750% 01/15/28 (c)	2,627,014	2,504,283
U.S. Treasury Inflation Index Notes
3.000% 07/15/12 (c)	3,031,470	3,320,882
U.S. Treasury Notes
3.125% 04/30/13	97,995,000	98,140,461
3.500% 02/15/18 (c)	69,640,000	68,160,150
3.750% 05/15/08 (c)	11,010,000	11,018,599
4.375% 12/15/10 (c)	14,135,000	14,870,458
U.S. Government Obligations Total		216,563,214
Total Government & Agency Obligations (cost of $268,727,268)		268,147,823
Asset-Backed Securities – 16.2%
ACE Securities Corp.
3.025% 05/25/36 (a)	3,029,173	2,981,907
AmeriCredit Automobile Receivables Trust
3.930% 10/06/11	2,923,661	2,823,908
4.730% 07/06/10	2,242,698	2,254,494
Americredit Prime Automobile Receivable
5.220% 06/08/12	9,850,000	9,278,927
Bay View Auto Trust
5.310% 06/25/14	2,550,000	2,523,833
Bombardier Capital Mortgage Securitization Corp.
6.230% 04/15/28	2,939	2,976

See Accompanying Notes to Financial Statements.

Columbia Core Bond Fund

April 30, 2008

Asset-Backed Securities (continued)
	Par ($)	Value ($)
Capital Auto Receivables Asset Trust
5.500% 04/20/10 (d)	1,850,000	1,855,904
5.730% 03/15/11	4,000,000	3,937,060
Capital One Master Trust
2.916% 11/15/11 (a)	10,000,000	9,971,128
Capital One Prime Auto Receivables Trust
4.890% 01/17/12	5,855,000	5,868,780
Carmax Auto Owner Trust
5.370% 06/15/12	2,125,000	1,988,793
Centex Home Equity
3.165% 10/25/35 (a)	545,940	490,995
Chase Credit Card Master Trust
2.826% 02/15/11 (a)	10,000,000	9,979,745
Chase Issuance Trust
4.960% 09/17/12	8,340,000	8,466,240
Citibank Credit Card Issuance Trust
5.350% 02/07/20	8,600,000	8,093,707
Citibank Credit Card Master Trust I
5.875% 03/10/11	4,000,000	4,077,392
CitiFinancial Mortgage Securities, Inc.
2.645% 04/25/34	828,288	817,975
Citigroup Mortgage Loan Trust, Inc.
5.517% 08/25/35	2,800,000	2,098,885
5.598% 03/25/36	1,900,000	1,875,991
5.666% 08/25/35	1,885,000	1,249,769
Countrywide Asset-Backed Certificates
3.005% 06/25/21 (a)	4,158,958	3,400,469
3.015% 01/25/37 (a)	2,292,440	2,201,079
5.393% 04/25/36 (a)	45,000	37,768
Countrywide Home Equity Loan Trust
2.936% 01/15/34 (a)	1,035,061	636,408
Credit-Based Asset Servicing and Securitization
5.545% 11/25/35	2,950,000	2,892,687
Daimler Chrysler Auto Trust
3.700% 06/08/12	7,575,000	7,461,010
Discover Card Master Trust
5.100% 10/15/13	10,385,000	10,428,812
Equity One ABS, Inc.
3.235% 07/25/34 (a)	416,020	361,554
First Plus Home Loan Trust
7.720% 05/10/24	19,145	19,047
Ford Credit Auto Owner Trust
4.080% 06/15/10	3,500,000	3,504,280
5.150% 11/15/11	6,525,000	6,601,684
5.680% 06/15/12	2,300,000	2,061,667
Fremont Home Loan Trust
2.995% 05/25/36 (a)	2,527,616	2,452,821
3.005% 02/25/36 (a)	6,925,000	6,700,404
GE Capital Credit Card Master Note Trust
2.726% 06/15/11 (a)	10,000,000	9,992,070
4.130% 06/15/13	8,491,000	8,482,243

	Par ($)	Value ($)
GE Equipment Small Ticket LLC
4.620% 12/22/14 (d)	601,330	602,670
5.120% 06/22/15 (d)	2,378,150	2,329,588
Green Tree Financial Corp.
8.250% 07/15/27 (a)	513,075	538,897
GS Auto Loan Trust
4.980% 11/15/13	1,078,139	1,076,101
GSAA Trust
2.975% 03/25/37 (a)	6,266,975	5,898,123
4.316% 11/25/34 (a)	1,524,487	1,447,508
HSBC Asset Loan Obligation
2.955% 12/25/36 (a)	5,893,125	5,629,252
Hyundai Auto Receivables Trust
4.200% 02/15/12	1,813,763	1,816,453
JPMorgan Mortgage Acquisition Corp.
5.627% 10/25/35	3,651,000	3,592,996
Long Beach Auto Receivables Trust
4.522% 06/15/12	2,915,760	2,892,237
Nomura Home Equity Loan, Inc.
3.015% 03/25/36 (a)	2,000,000	1,942,472
Oakwood Mortgage Investors, Inc.
7.100% 08/15/27	397,713	405,746
Origen Manufactured Housing
4.490% 05/15/18	693,663	687,546
Renaissance Home Equity Loan Trust
5.565% 02/25/36	10,253,428	10,138,496
Residential Asset Mortgage Products, Inc.
2.965% 05/25/36 (a)	1,678,637	1,652,386
5.670% 10/25/34	1,969,283	1,490,852
Residential Funding Mortgage Securities II, Inc.
4.700% 08/25/34	979,631	841,418
5.110% 09/25/35	2,500,000	892,886
Small Business Administration
4.340% 03/01/24	9,348,029	9,055,708
4.500% 03/01/23	4,702,346	4,621,951
4.890% 09/01/22	3,880,582	3,895,776
5.110% 04/01/25	3,149,624	3,156,834
5.180% 05/01/24	6,475,305	6,572,270
5.240% 08/01/23	4,593,417	4,673,779
5.310% 08/01/22	5,069,309	5,166,473
5.520% 06/01/24	3,015,422	3,101,371
5.660% 07/01/22	2,450,379	2,525,980
6.000% 09/01/18	1,764,207	1,799,948
Small Business Administration Participation Certificates
5.570% 03/01/26	2,392,581	2,458,030
Soundview Home Equity Loan Trust
2.985% 07/25/36 (a)	6,146,453	6,032,930
USAA Auto Owner Trust
4.900% 02/15/12	8,675,000	8,747,913
Wachovia Auto Loan Owner Trust
5.650% 02/20/13	5,000,000	4,726,125

See Accompanying Notes to Financial Statements.

Columbia Core Bond Fund

April 30, 2008

Asset-Backed Securities (continued)
	Par ($)	Value ($)
WFS Financial Owner Trust
4.620% 11/19/12	3,500,000	3,523,268
Total Asset-Backed Securities (cost of $269,730,068)		261,806,395
Commercial Mortgage-Backed Securities – 8.7%
Bear Stearns Commercial Mortgage Securities
5.588% 09/11/42	9,635,000	9,573,701
5.934% 09/11/38 (a)	7,500,000	7,059,766
Citigroup Commercial Mortgage Trust
4.733% 10/15/41	3,765,000	3,663,272
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% 12/11/49	8,260,000	7,967,042
5.400% 07/15/44 (a)	8,510,000	8,466,160
Credit Suisse Mortgage Capital Certificates
5.695% 09/15/40 (a)	8,745,000	8,610,706
6.021% 06/15/38 (a)	11,020,000	11,160,221
Greenwich Capital Commercial Funding Corp.
5.597% 12/10/49	8,905,000	8,811,351
6.112% 07/10/38 (a)	6,545,000	6,235,782
GS Mortgage Securities Corp. II
5.993% 08/10/45 (a)	13,620,000	13,598,792
JPMorgan Chase Commercial Mortgage Securities Corp.
4.878% 01/15/42	2,000,000	1,957,189
5.312% 08/15/42 (a)(d)	2,500,000	1,762,741
6.007% 06/15/49 (a)	8,355,000	8,345,248
LB-UBS Commercial Mortgage Trust
5.124% 11/15/32 (a)	6,865,000	6,808,634
Merrill Lynch Mortgage Investors, Inc.
I.O.,
0.947% 12/15/30 (a)	8,895,661	95,294
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% 09/12/49	6,430,000	6,334,231
Morgan Stanley Capital I
4.970% 12/15/41	7,949,000	7,791,033
Wachovia Bank Commercial Mortgage Trust
5.678% 05/15/46	13,075,000	12,869,169
5.903% 02/15/51 (a)	10,235,000	10,313,947
Total Commercial Mortgage-Backed Securities (cost of $141,502,265)		141,424,279
Collateralized Mortgage Obligations – 5.4%
Agency – 1.0%
Federal Home Loan Mortgage Corp.
I.O.,
5.500% 05/15/27	837,750	51,071
Federal National Mortgage Association
4.717% 08/25/12	4,270,884	4,259,956
5.500% 09/25/35	4,895,757	4,945,459

	Par ($)	Value ($)
Government National Mortgage Association
4.374% 04/16/33	2,908,030	2,903,707
4.763% 01/16/25	3,126,789	3,160,547
Vendee Mortgage Trust
I.O.:
0.305% 03/15/29 (a)	8,440,429	70,759
0.441% 09/15/27 (a)	6,461,756	68,541
Agency Total		15,460,040
Non-Agency – 4.4%
American Home Mortgage Investment Trust
3.005% 06/25/36 (a)	3,511,797	3,391,057
Chaseflex Trust
5.500% 02/25/35	4,630,989	4,199,694
5.500% 06/25/35	6,597,900	6,280,088
Citigroup Mortgage Loan Trust, Inc.
5.678% 04/25/37 (a)	17,099,486	14,593,300
5.784% 11/25/36 (a)	14,609,221	11,118,734
Countrywide Alternative Loan Trust
5.500% 09/25/35	4,739,470	3,159,608
First Horizon Alternative Mortgage Securities
6.000% 01/25/35	4,449,855	4,235,706
GMAC Mortgage Corp. Loan Trust
5.637% 04/19/36 (a)	2,378,207	2,199,094
JPMorgan Alternative Loan Trust
5.750% 12/25/36 (a)	6,120,533	4,508,306
JPMorgan Mortgage Trust
4.972% 07/25/34 (a)	4,436,354	4,266,707
4.989% 10/25/35 (a)	3,500,000	3,353,609
Residential Funding Mortgage Securities I
5.773% 07/27/37 (a)	7,840,361	7,238,036
Washington Mutual, Inc.
4.671% 04/25/35 (a)	2,500,000	2,481,917
Non-Agency Total		71,025,856
Total Collateralized Mortgage Obligations (cost of $97,669,991)		86,485,896
Securities Lending Collateral – 8.2%
	Shares
State Street Navigator Securities Lending Prime Portfolio (g) (7 day yield of 2.790%)	131,747,798	131,747,798
Total Securities Lending Collateral (cost of $131,747,798)		131,747,798

See Accompanying Notes to Financial Statements.

Columbia Core Bond Fund

April 30, 2008

Short-Term Obligation – 3.2%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 04/30/08, due 05/01/08, at 1.900%, collateralized by U.S. Government Agency Obligations with various maturities to 07/15/13, market value $53,558,569 (repurchase proceeds $52,507,771)	52,505,000	52,505,000
Total Short-Term Obligation (cost of $52,505,000)		52,505,000
Total Investments – 112.6% (cost of $1,836,853,788)(h)		1,820,655,898
Other Assets & Liabilities, Net – (12.6)%		(203,480,828)
Net Assets – 100.0%		1,617,175,070

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at April 30, 2008.

(b)  Security purchased on a delayed delivery basis.

(c)  All or a portion of this security was on loan at April 30, 2008. The total market value of securities on loan at April 30, 2008 is $127,135,530.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2008, these securities, which are not illiquid, amounted to $45,360,405, which represents 2.8% of net assets.

(e)  A portion of this security is pledged as collateral for credit default swaps.

(f)  A portion of this security with a market value of $1,204,530 is pledged as collateral for open futures contracts.

(g)  Investment made with cash collateral received from securities lending activity.

(h)  Cost for federal income tax purposes is $1,837,232,771.

At April 30, 2008, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation
10-Year U.S. Treasury Note	355	$41,113,438	$41,267,734	Jun-2008	$154,296
U. S. Treasury Bonds	400	46,756,250	46,911,354	Jun-2008	155,104
					$309,400

See Accompanying Notes to Financial Statements.

Columbia Core Bond Fund

April 30, 2008

At April 30, 2008, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note	1,010	$214,814,375	$215,559,377	Jun-2008	$(745,002)
5-Year U.S. Treasury Note	670	75,029,531	74,885,146	Jun-2008	144,385
					$(600,617)

At April 30, 2008, the Fund has entered into the following credit default swap contracts:

Swap Counterparty	Referenced Obligation	Buy/Sale Protection	Receive/Pay Fixed Rate	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Morgan Stanley	Limited Brands, Inc. 6.15% 12/01/12	Buy	(1.970%)	12/20/12	$1,000,000	$38,914
Credit Suisse	CDX. NA. IG. 10.000% 06/20/13	Buy	(1.550%)	06/20/13	6,750,000	(193,403)
Morgan Stanley	Macy's, Inc. 6.625% 04/01/11	Buy	(2.750%)	06/20/13	2,700,000	(31,696)
Barclays	Macy's, Inc. 7.450% 07/15/17	Buy	(2.70%)	06/20/13	2,700,000	(24,357)
Barclays	SLM Corp. 5.125% 08/27/12	Sale	4.750%	03/20/09	2,200,000	(20,052)
						$(230,594)

At April 30, 2008, the asset allocation of the Fund was as follows:

Asset Allocation (unaudited)	% of Net Assets
Mortgage-Backed Securities	35.9
Corporate Fixed-Income Bonds & Notes	18.4
Government & Agency Obligations	16.6
Asset-Backed Securities	16.2
Commercial Mortgage-Backed Securities	8.7
Collateralized Mortgage Obligations	5.4
101.2
Securities Lending Collateral	8.2
Short-Term Obligation	3.2
Other Assets & Liabilities, Net	(12.6)
100.0

Acronym	Name
I.O.	Interest Only

TBA	To Be Announced

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia Core Bond Fund
April 30, 2008

		($)
Assets	Investments, at cost	1,836,853,788
	Investments, at value (including securities on loan of $127,135,530)	1,820,655,898
	Cash	90,458,171
	Unrealized appreciation on credit default swap contracts	38,914
	Receivable for:
	Investments sold	111,672,540
	Fund shares sold	2,017,780
	Interest	10,224,257
	Securities lending	179,462
	Dollar roll fee income	108,262
	Expense reimbursement due from Investment Advisor	179,262
	Trustees' deferred compensation plan	108,130
	Other assets	158,252
	Total Assets	2,035,800,928
Liabilities	Collateral on securities loaned	131,747,798
	Unrealized depreciation on credit default swap contracts	269,508
	Payable for:
	Investments purchased	205,133,458
	Investments purchased on a delayed delivery basis	74,516,678
	Fund shares repurchased	1,147,775
	Futures variation margin	86,140
	Distributions	4,347,933
	Investment advisory fee	577,964
	Administration fee	89,466
	Transfer agent fee	196,398
	Pricing and bookkeeping fees	21,556
	Trustees' fees	33,674
	Custody fee	18,400
	Distribution and service fees	30,883
	Chief compliance officer expenses	219
	Trustees' deferred compensation plan	108,130
	Deferred dollar roll fee income	134,991
	Other liabilities	164,887
	Total Liabilities	418,625,858
	Net Assets	1,617,175,070
Net Assets Consist of	Paid-in capital	1,673,061,069
	Undistributed net investment income	1,513,848
	Accumulated net realized loss	(40,680,146)
	Net unrealized depreciation on:
	Investments	(16,197,890)
	Swap contracts	(230,594)
	Futures contracts	(291,217)
	Net Assets	1,617,175,070

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia Core Bond Fund
April 30, 2008 (continued)

Class A	Net assets	$50,557,704
	Shares outstanding	4,842,534
	Net asset value per share	$10.44	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($10.44/0.9525)	$10.96	(b)
Class B	Net assets	$14,700,101
	Shares outstanding	1,408,008
	Net asset value and offering price per share	$10.44	(a)
Class C	Net assets	$6,856,885
	Shares outstanding	656,772
	Net asset value and offering price per share	$10.44	(a)
Class T	Net assets	$21,561,724
	Shares outstanding	2,065,248
	Net asset value per share	$10.44	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($10.44/0.9525)	$10.96	(b)
Class Z	Net assets	$1,523,498,656
	Shares outstanding	145,923,520
	Net asset value, offering and redemption price per share	$10.44

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia Core Bond Fund
For the Year Ended April 30, 2008

		($)(a)
Investment Income	Interest	88,672,025
	Dollar roll fee income	991,488
	Securities lending income	1,976,608
	Total Investment Income	91,640,121
Expenses	Investment advisory fee	7,125,577
	Administration fee	1,109,226
	Distribution fee:
	Class B	110,832
	Class C	43,343
	Class G	1,058
	Service fee:
	Class A	125,723
	Class B	36,944
	Class C	14,405
	Class G	244
	Shareholder service fees—Class T	34,093
	Transfer agent fee	1,126,297
	Pricing and bookkeeping fees	189,069
	Trustees' fees	77,314
	Custody fee	113,723
	Chief compliance officer expenses	1,664
	Other expenses	582,178
	Total Expenses	10,691,690
	Fees and expenses waived or reimbursed by investment advisor	(1,072,182)
	Fees waived by distributor—Class C	(8,643)
	Expense reductions	(42,759)
	Net Expenses	9,568,106
	Net Investment Income	82,072,015
Net Realized and Unrealized Gain	Net realized gain (loss) on:
(Loss) on Investments, Futures	Investments	(9,527,667)
Contracts and Swap Contracts	Futures contracts	6,820,828
	Swap contracts	518,156
	Net realized loss	(2,188,683)
	Net change in unrealized appreciation (depreciation) on:
	Investments	(19,100,868)
	Futures contracts	(173,217)
	Swap contracts	(230,594)
	Net change in unrealized depreciation	(19,504,679)
	Net Loss	(21,693,362)
	Net Increase Resulting from Operations	60,378,653

(a)  Class G shares reflect activity for the period May 1, 2007 through August 8, 2007.

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia Core Bond Fund

Increase (Decrease) in Net Assets		Year Ended April 30, 2008 ($)(a)	Year Ended April 30, 2007 ($)
Operations	Net investment income	82,072,015	70,091,881
	Net realized gain (loss) on investments, futures contracts and swap contracts	(2,188,683)	2,882,843
	Net change in unrealized appreciation (depreciation) on investments, futures contracts and swap contracts	(19,504,679)	25,040,944
	Net Increase Resulting from Operations	60,378,653	98,015,668
Distributions to Shareholders	From net investment income:
	Class A	(2,344,270)	(2,118,259)
	Class B	(579,078)	(547,822)
	Class C	(234,436)	(227,347)
	Class G	(6,579)	(43,799)
	Class T	(1,075,790)	(1,163,523)
	Class Z	(76,699,483)	(66,426,244)
	Total Distributions to Shareholders	(80,939,636)	(70,526,994)
	Net Increase (Decrease) from Capital Share Transactions	(66,913,361)	662,780,552
	Total Increase (Decrease) in Net Assets	(87,474,344)	690,269,226
Net Assets	Beginning of period	1,704,649,414	1,014,380,188
	End of period	1,617,175,070	1,704,649,414
	Undistributed net investment income at end of period	1,513,848	296,856

(a)  Class G shares reflect activity for the period May 1, 2007 through August 8, 2007.

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets (continued) – Columbia Core Bond Fund

	Year Ended April 30, 2008 (a)		Year Ended April 30, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	840,100	8,817,927	509,322	5,343,643
Proceeds received in connection with merger	—	—	4,091,206	42,779,230
Distributions reinvested	189,911	1,989,128	170,422	1,795,314
Redemptions	(1,119,290)	(11,709,180)	(2,194,937)	(23,047,327)
Net increase (decrease)	(89,279)	(902,125)	2,576,013	26,870,860
Class B
Subscriptions	374,347	3,938,934	173,259	1,810,998
Proceeds received in connection with merger	—	—	803,041	8,402,114
Distributions reinvested	44,741	468,582	42,589	448,234
Redemptions	(497,706)	(5,205,749)	(468,513)	(4,922,977)
Net increase (decrease)	(78,618)	(798,233)	550,376	5,738,369
Class C
Subscriptions	276,991	2,928,581	106,572	1,112,709
Proceeds received in connection with merger	—	—	312,786	3,270,310
Distributions reinvested	8,940	93,691	8,032	84,513
Redemptions	(168,061)	(1,758,744)	(281,427)	(2,961,699)
Net increase	117,870	1,263,528	145,963	1,505,833
Class G
Subscriptions	103	1,071	373	3,914
Distributions reinvested	510	5,299	3,869	40,553
Redemptions	(64,935)	(670,599)	(88,001)	(921,423)
Net decrease	(64,322)	(664,229)	(83,759)	(876,956)
Class T
Subscriptions	72,464	749,273	71,773	751,736
Distributions reinvested	88,672	928,675	94,793	995,115
Redemptions	(327,528)	(3,430,324)	(479,249)	(5,016,255)
Net decrease	(166,392)	(1,752,376)	(312,683)	(3,269,404)
Class Z
Subscriptions	26,399,905	276,337,804	19,595,359	205,763,201
Proceeds received in connection with merger	—	—	68,514,789	716,437,185
Distributions reinvested	1,887,315	19,771,437	1,697,141	17,829,231
Redemptions	(34,423,713)	(360,169,167)	(29,236,988)	(307,217,767)
Net increase (decrease)	(6,136,493)	(64,059,926)	60,570,301	632,811,850

(a)  Class G shares reflect activity for the period May 1, 2007 through August 8, 2007.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Core Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended April 30,
Class A Shares	2008		2007	2006 (a)		2005		2004 (b)
Net Asset Value, Beginning of Period	$10.57		$10.36	$10.81		$10.93		$11.52
Income from Investment Operations:
Net investment income (c)	0.49		0.48	0.42		0.39		0.38
Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts	(0.13)		0.21	(0.44)		0.09		(0.30)
Total from Investment Operations	0.36		0.69	(0.02)		0.48		0.08
Less Distributions to Shareholders:
From net investment income	(0.49)		(0.48)	(0.43)		(0.41)		(0.46)
From net realized gains	—		—	—		(0.19)		(0.21)
Total Distributions to Shareholders	(0.49)		(0.48)	(0.43)		(0.60)		(0.67)
Net Asset Value, End of Period	$10.44		$10.57	$10.36		$10.81		$10.93
Total return (d)	3.47	%(e)	6.81%	(0.27	)%(e)	4.52	%(e)	0.65	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.81%		0.90%	0.91%		0.94%		1.02%
Waiver/Reimbursement	0.06%		—	—	%(g)	—	%(g)	0.12%
Net investment income (f)	4.73%		4.58%	3.90%		3.75%		3.35%
Portfolio turnover rate	195%		175%	105%		118%		119%
Net assets, end of period (000's)	$50,558		$52,116	$24,417		$32,601		$2,105

(a)  On October 7, 2005, the Columbia Quality Plus Bond Fund was renamed the Columbia Core Bond Fund.

(b)  On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Core Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended April 30,
Class B Shares	2008		2007	2006 (a)		2005		2004 (b)
Net Asset Value, Beginning of Period	$10.57		$10.36	$10.81		$10.93		$11.52
Income from Investment Operations:
Net investment income (c)	0.42		0.40	0.34		0.31		0.29
Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts	(0.14)		0.21	(0.44)		0.09		(0.30)
Total from Investment Operations	0.28		0.61	(0.10)		0.40		(0.01)
Less Distributions to Shareholders:
From net investment income	(0.41)		(0.40)	(0.35)		(0.33)		(0.37)
From net realized gains	—		—	—		(0.19)		(0.21)
Total Distributions to Shareholders	(0.41)		(0.40)	(0.35)		(0.52)		(0.58)
Net Asset Value, End of Period	$10.44		$10.57	$10.36		$10.81		$10.93
Total return (d)	2.70	%(e)	6.01%	(1.01	)%(e)	3.74	%(e)	(0.12	)%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.56%		1.65%	1.66%		1.69%		1.81%
Waiver/Reimbursement	0.06%		—	—	%(g)	—	%(g)	0.11%
Net investment income (f)	3.99%		3.83%	3.15%		2.97%		2.60%
Portfolio turnover rate	195%		175%	105%		118%		119%
Net assets, end of period (000's)	$14,700		$15,710	$9,704		$12,019		$1,541

(a)  On October 7, 2005, the Columbia Quality Plus Bond Fund was renamed the Columbia Core Bond Fund.

(b)  On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Core Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended April 30,
Class C Shares	2008	2007	2006 (a)	2005	2004 (b)
Net Asset Value, Beginning of Period	$10.57	$10.36	$10.81	$10.93	$11.52
Income from Investment Operations:
Net investment income (c)	0.43	0.42	0.35	0.33	0.31
Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts	(0.14)	0.21	(0.44)	0.09	(0.30)
Total from Investment Operations	0.29	0.63	(0.09)	0.42	0.01
Less Distributions to Shareholders:
From net investment income	(0.42)	(0.42)	(0.36)	(0.35)	(0.39)
From net realized gains	—	—	—	(0.19)	(0.21)
Total Distributions to Shareholders	(0.42)	(0.42)	(0.36)	(0.54)	(0.60)
Net Asset Value, End of Period	$10.44	$10.57	$10.36	$10.81	$10.93
Total return (d)(e)	2.84%	6.17%	(0.86)%	3.89%	0.10%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.41%	1.50%	1.51%	1.54%	1.59%
Waiver/Reimbursement	0.21%	0.15%	0.15%	0.15%	0.26%
Net investment income (f)	4.13%	3.99%	3.30%	3.12%	2.75%
Portfolio turnover rate	195%	175%	105%	118%	119%
Net assets, end of period (000's)	$6,857	$5,695	$4,073	$5,140	$558

(a)  On October 7, 2005, the Columbia Quality Plus Bond Fund was renamed the Columbia Core Bond Fund.

(b)  On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Core Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended April 30,
Class T Shares	2008 (a)		2007	2006 (b)		2005		2004 (c)
Net Asset Value, Beginning of Period	$10.57		$10.36	$10.81		$10.93		$11.52
Income from Investment Operations:
Net investment income (d)	0.51		0.49	0.42		0.41		0.40
Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts	(0.14)		0.21	(0.43)		0.09		(0.31)
Total from Investment Operations	0.37		0.70	(0.01)		0.50		0.09
Less Distributions to Shareholders:
From net investment income	(0.50)		(0.49)	(0.44)		(0.43)		(0.47)
From net realized gains	—		—	—		(0.19)		(0.21)
Total Distributions to Shareholders	(0.50)		(0.49)	(0.44)		(0.62)		(0.68)
Net Asset Value, End of Period	$10.44		$10.57	$10.36		$10.81		$10.93
Total return (e)	3.57	%(f)	6.91%	(0.17	)%(f)	4.62	%(f)	0.75	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.71%		0.80%	0.81%		0.84%		0.95%
Waiver/Reimbursement	0.06%		—	—	%(h)	—	%(h)	0.11%
Net investment income (g)	4.83%		4.68%	4.01%		3.72%		3.54%
Portfolio turnover rate	195%		175%	105%		118%		119%
Net assets, end of period (000's)	$21,562		$23,582	$26,372		$30,832		$35,058

(a)  On August 8, 2007, Class G shares were exchanged for Class T shares.

(b)  On October 7, 2005, the Columbia Quality Plus Bond Fund was renamed the Columbia Core Bond Fund.

(c)  On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Core Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended April 30,
Class Z Shares	2008		2007	2006 (a)		2005		2004 (b)
Net Asset Value, Beginning of Period	$10.57		$10.36	$10.81		$10.93		$11.52
Income from Investment Operations:
Net investment income (c)	0.52		0.51	0.44		0.42		0.42
Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts	(0.14)		0.21	(0.44)		0.09		(0.31)
Total from Investment Operations	0.38		0.72	—		0.51		0.11
Less Distributions to Shareholders:
From net investment income	(0.51)		(0.51)	(0.45)		(0.44)		(0.49)
From net realized gains	—		—	—		(0.19)		(0.21)
Total Distributions to Shareholders	(0.51)		(0.51)	(0.45)		(0.63)		(0.70)
Net Asset Value, End of Period	$10.44		$10.57	$10.36		$10.81		$10.93
Total return (d)	3.72	%(e)	7.07%	(0.02	)%(e)	4.78	%(e)	0.94	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.56%		0.65%	0.66%		0.69%		0.75%
Waiver/Reimbursement	0.06%		—	—	%(g)	—	%(g)	0.11%
Net investment income (f)	4.98%		4.83%	4.16%		3.87%		3.71%
Portfolio turnover rate	195%		175%	105%		118%		119%
Net assets, end of period (000's)	$1,523,499		$1,606,867	$948,279		$926,434		$817,994

(a)  On October 7, 2005, the Columbia Quality Plus Bond Fund was renamed the Columbia Core Bond Fund.

(b)  On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Core Bond Fund
April 30, 2008

Note 1. Organization

Columbia Core Bond Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers five classes of shares: Class A, Class B, Class C, Class T and Class Z. Each share class has its own expense structure and, as applicable, sales charges. On August 8, 2007, Class G shares were exchanged for Class T shares of the Fund.

Class A and Class T shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class T and Class Z shares, as described in the Fund's prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Credit default swaps are marked to market daily based upon quotations from market makers.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Columbia Core Bond Fund April 30, 2008

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161 ("SFAS 161"), Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Futures Contracts

The Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Fund may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses futures contracts in an effort to achieve more efficiently, economic exposure similar to that which they could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Credit Default Swaps

The Fund may engage in credit default swap transactions for hedging purposes or to seek to increase total return. Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Fund may receive an upfront payment as the protection seller or make an upfront payment as the protection buyer.

Credit default swaps are marked to market daily based upon quotations from market makers and any change is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the contract period are recorded as liabilities or assets, respectively, on the Fund's Statement of Assets and Liabilities. These upfront payments are amortized and are recorded as realized gain or loss on the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gain or loss on the Statement of Operations.

By entering into these agreements, the Fund could be exposed to risks in excess of the amounts recorded on the Statement of Assets and Liabilities. Risks include the possibility that there will be no liquid market for these agreements, or that the counterparty to an agreement will default on its obligation to perform.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the

Columbia Core Bond Fund April 30, 2008

repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund's policy is to record the components of mortgage dollar rolls using "to be announced" mortgage-backed securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on an accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Stripped Securities

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying

Columbia Core Bond Fund April 30, 2008

mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended April 30, 2008, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and market discount were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$84,613	$(84,614)	$1

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended April 30, 2008 and April 30, 2007 was as follows:

Distributions paid from:	2008	2007
Ordinary Income*	$80,939,636	$70,526,994
Long-Term Capital Gains	—	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of April 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$5,755,749	$—	$(16,576,873)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Columbia Core Bond Fund April 30, 2008

Unrealized appreciation and depreciation at April 30, 2008, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$19,231,933
Unrealized depreciation	(35,808,806)
Net depreciation	$(16,576,873)

The following capital loss carryforwards, determined as of April 30, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2012	$2,125,584
2013	5,618,112
2014	19,745,385
2015	5,076,609
Total	$32,565,690

Capital loss carryforwards of $2,594,802 were utilized during the year ended April 30, 2008.

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of April 30, 2008, post-October capital losses of $8,027,321 attributed to security transactions were deferred to May 1, 2008.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") effective October 31, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements and no cumulative effect adjustments were recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.48%
$500 million to $1 billion	0.43%
$1 billion to $1.5 billion	0.40%
$1.5 billion to $3 billion	0.37%
$3 billion to $6 billion	0.36%
Over $6 billion	0.35%

For the year ended April 30, 2008, the Fund's effective investment advisory fee rate was 0.43% of the Fund's average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.067% of the Fund's average daily net assets.

Pricing & Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement")

Columbia Core Bond Fund April 30, 2008

with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Fund also reimbursed Columbia for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the year ended April 30, 2008, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $9,480.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statement of Operations. For the year ended April 30, 2008, these minimum account balance fees reduced total expenses by $6,444.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended April 30, 2008, the Distributor has retained net underwriting discounts of $2,401 and $182 on sales of the Fund's Class A and Class T shares, respectively, and received net CDSC fees of $6, $20,160, $1,270 and $30 on Class A, Class B, Class C and Class T share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the "Plans"), which require the payment of a monthly distribution fee and service fee to the Distributor based on the Fund's average daily net assets at an annual fee rate as follows:

Distribution Fee			Service Fee
Class B	Class C1	Class G2	Class A	Class B	Class C1	Class G2
0.75%	0.75%	0.65%	0.25%	0.25%	0.25%	0.50%

1  The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fees will not exceed 0.85% annually of the average daily net assets attributable to Class C shares. This arrangement can be modified or terminated by the Distributor at any time.

2  Under the Plan the Fund did not pay more than 0.80% annually for Class G shares' combined distribution and service fees.

Columbia Core Bond Fund April 30, 2008

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Service Fee

The Fund may pay shareholder service fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services) but will limit such fees to an aggregate of not more than 0.15% during the current fiscal year.

Fee Waivers and Expense Reimbursements

Effective November 1, 2007, Columbia has contractually agreed to waive fees and/or reimburse the Fund for certain expenses through August 31, 2009, so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.45% annually of the Fund's average daily net assets. There is no guarantee that this arrangement will continue after August 31, 2009.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

As a result of a fund merger, the Fund assumed the assets and liabilities of the acquired fund. The deferred compensation plan of the acquired fund may be terminated at any time. Benefits under this deferred compensation plan are unfunded and any payments to plan participants are paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as "Expense reductions" on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended April 30, 2008, these custody credits reduced total expenses by $36,315 for the Fund.

Note 6. Portfolio Information

For the year ended April 30, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $2,950,115,236 and $2,920,454,267, respectively, of which $2,362,570,240 and $2,318,153,044, respectively, were U.S. Government securities.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit. State Street may charge an annual administration fee of $15,000 for the uncommitted line of credit. State Street waived the administration fee effective September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" on the Statement of Operations.

For the year ended April 30, 2008, the Fund did not borrow under these arrangements.

Columbia Core Bond Fund April 30, 2008

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Shares of Beneficial Interest

As of April 30, 2008, the Fund had three shareholders that collectively held 89.7% of the Fund's shares outstanding. The shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Disclosure of Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other

Columbia Core Bond Fund April 30, 2008

mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

Note 11. Business Combinations & Mergers

As of the close of business on September 15, 2006, Columbia Intermediate Core Bond Fund merged into Columbia Core Bond Fund. Columbia Core Bond Fund received a tax-free transfer of assets from Columbia Intermediate Core Bond Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation*
73,721,822	$770,888,839	$5,049,078

Net Assets of Columbia Core Bond Fund Immediately Prior to Combination	Net Assets of Columbia Intermediate Core Bond Fund Immediately Prior to Combination	Net Assets of Columbia Core Bond Fund Immediately After Combination
$1,006,189,693	$770,888,839	$1,777,078,532

*  Unrealized appreciation is included in the respective Net Assets Received.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Core Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Core Bond Fund (the "Fund") (a series of Columbia Funds Series Trust I) at April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 25, 2008

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(2) (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 83, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(2) (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 83, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund Inc. and Hyperion Brookfield Strategic Mortgage Income Fund (exchange-traded funds)

Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 80, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 80, None

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Richard W. Lowry (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).Oversees 80, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 80, None

John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 80, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(2) (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994 and Vice President from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). 83, None)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 80, None

Thomas E. Stitzel (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 80, None

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 80, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997, President—Application Systems Division (from 1991 to 1994), Chief Financial Officer-US Marketing& Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 80, None

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 80, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Messrs. Drake, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 1996 and 2005, respectively. The Excelsior Funds consisted of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Piel and Collins as Trustees of the Trust.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President—Columbia Funds, since October 2004; Managing Director—Columbia Management Advisors, LLC, since September 2005; Senior Vice President—Columbia Management Distributors, Inc., since January 2005; Director-Columbia Management Services, Inc., since January 2005; Director—Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director—FIM Funding, Inc., since January 2005; President and Chief Executive Officer—CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer—Columbia Funds, since October 2003; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Vice President—Columbia Management Advisors, Inc., since April 2003; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer-Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October, 2004; Vice President—Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

Important Information About This Report – Columbia Core Bond Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Core Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

Columbia Management®

Columbia Core Bond Fund

Annual Report, April 30, 2008

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/153625-0408 (06/08) 08/57274

Item 2. Code of Ethics.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, John D. Collins and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Collins and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.  Comparative fee information for fiscal year ended April 30, 2007 also includes fees for one series that merged into the registrant during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2008 and April 30, 2007 are approximately as follows:

2008	2007
$36,500	$33,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended April 30, 2008 and April 30, 2007 are approximately as follows:

2008	2007
$4,400	$11,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2008 and 2007, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2007 also includes Audit-Related Fees for agreed-upon procedures related to fund mergers.

During the fiscal years ended April 30, 2008 and April 30, 2007, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2008 and April 30, 2007 are approximately as follows:

2008	2007
$12,800	$12,600

Tax Fees include amounts for the review of annual tax returns and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  In fiscal year 2007, Tax Fees also include agreed-upon procedures related to the review of a final tax return.

During the fiscal years ended April 30, 2008 and April 30, 2007, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2008 and April 30, 2007 are approximately as follows:

2008	2007
$0	$500

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In fiscal year 2007, All Other Fees consist of fees billed for agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended April 30, 2008 and April 30, 2007 are approximately as follows:

2008	2007
$1,210,800	$849,100

In both fiscal years 2008 and 2007, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

                The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii)

certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

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(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended April 30, 2008 and April 30, 2007 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended April 30, 2008 and April 30, 2007 are approximately as follows:

2008	2007
$1,228,000	$873,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	June 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	June 25, 2008

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	June 25, 2008